UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 11, 2018
(Date of earliest event reported)

JPMDB Commercial Mortgage Securities Trust 2018-C8
(Central Index Key Number 0001735646)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

German American Capital Corporation

(Central Index Key Number 0001541294)

Starwood Mortgage Funding VI LLC

(Central Index Key Number 0001682518)

BSPRT Finance, LLC

(Central Index Key Number 0001632269)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-14	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Explanatory Note

This Form 8-K/A amends the Current Report Form 8-K, dated and filed on June 15, 2018 (the “Original Form 8-K”), with respect to the JPMDB 2018-C8 Commercial Mortgage Securities Trust. The purpose of this amendment is to file the executed version of the pooling and servicing agreement containing certain revisions to the agreement previously filed as Exhibit 4.1 to the Origination Form 8-K, which revisions are intended to correct scrivener’s errors related to the certificate balance of the Class A-4 certificates and the servicing fee rate related to the Steelyard Commons Companion Loans (as defined in the Pooling and Servicing Agreement). No other changes have been made to the Original Form 8-K other than the changes described above.

Accordingly, Exhibit 4.1 of the Original Form 8-K, which contained the pooling and servicing agreement, dated as of June 1, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “JPMDB 2018-C8 PSA”), is hereby amended and restated in its entirety by the correct, executed version of the JPMDB 2018-C8 PSA attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2018, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 11, 2018	J.P. MORGAN CHASE COMMERCIAL
MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary